The AES Corporation
2014 Form 10-K Exhibit 21.1

Name	Jurisdiction
AES (India) Private Limited	India
AES (NI) Limited	Northern Ireland
AES Abigail S.a.r.l.	Luxembourg
AES Africa Power Company B.V.	The Netherlands
AES AgriVerde (Beijing) Environmental Technology Ltd.	China
AES AgriVerde Holdings, B.V.	The Netherlands
AES AgriVerde Services (Ukraine) Limited Liability Company	Ukraine
AES Alamitos Development, Inc.	Delaware
AES Alamitos Energy, LLC	Delaware
AES Alamitos, L.L.C.	Delaware
AES Alicura Holdings S.C.A	Argentina
AES Americas International Holdings, Limited	Bermuda
AES Amsterdam Holdings B.V.	The Netherlands
AES Andes Energy, Inc.	Delaware
AES Andres (BVI) Ltd.	British Virgin Islands
AES Andres BV	The Netherlands
AES Andres Dominicana, Ltd.	Cayman Islands
AES Andres DR, S.A.	Dominican Republic
AES Andres Holdings I, Ltd	Cayman Islands
AES Angel Falls, L.L.C.	Delaware
AES APC Holdings B.V.	The Netherlands
AES Aramtermelo Holdings B.V.	The Netherlands
AES Argentina Generación S.A.	Argentina
AES Argentina Holdings S.C.A.	Uruguay
AES Argentina Investments, Ltd.	Cayman Islands
AES Argentina Operations, Ltd.	Cayman Islands
AES Argentina, Inc.	Delaware
AES Arlington Services, LLC	Delaware
AES Armenia Mountain Holdings, LLC	Delaware
AES Armenia Mountain Wind 2, LLC	Delaware
AES Armenia Mountain Wind, LLC	Delaware
AES Asociados S.A.	Argentina
AES Athens Holdings B.V.	The Netherlands
AES Aurora Holdings, Inc.	Delaware
AES Aurora, Inc.	Delaware
AES Austin Aps	Denmark
AES Bainbridge Holdings, LLC	Delaware
AES Bainbridge, LLC	Delaware
AES Ballylumford Holdings Limited	England & Wales
AES Ballylumford Limited	Northern Ireland
AES Baltic Holdings BV	The Netherlands
AES Barka Services, Inc.	Delaware
AES Barry Limited	United Kingdom
AES Barry Operations Ltd.	United Kingdom
AES Beauvior BV	The Netherlands
AES Beaver Valley, L.L.C.	Delaware
AES Belfast West Power Limited	Northern Ireland
AES Big Sky, L.L.C.	Virginia
AES Bocas del Toro Hydro, S.A.	Panama
AES Borsod CFB Kft	Hungary
AES Borsod Energetic Ltd.	Hungary
AES Borsod Holdings Limited	United Kingdom
AES Botswana Holdings B.V.	The Netherlands
AES Brasil Investimentos e Participacoes Ltda.	Brazil
AES Brasil Ltda	Brazil
AES Brazil International Holdings, Limited	Bermuda
AES Brazil Investimento II, LLC	Delaware
AES Brazil Investimento III, LLC	Delaware
AES Brazil Investimento, LLC	Delaware
AES Brazil, Inc.	Delaware
AES Brazilian Energy Holdings II S.A.	Brazil
AES Brazilian Energy Holdings Ltda.	Brazil
AES Brazilian Holdings, Ltd.	Cayman Islands
AES Bulgaria B.V.	The Netherlands
AES Bulgaria Holdings BV	The Netherlands
AES Bulgaria Trading EOOD	Bulgaria

AES Bussum Holdings BV	The Netherlands
AES C&W Africa Holdings B.V.	The Netherlands
AES CAESS Distribution, Inc.	Delaware
AES Calaca Pte. Ltd.	Singapore
AES Calgary, Inc.	Delaware
AES California Management Co., Inc.	Delaware
AES Canal Power Services, Inc.	Delaware
AES Caracoles SRL	Argentina
AES Carbon Exchange, Ltd.	Bermuda
AES Carbon Holdings, LLC	Virginia
AES Caribbean Finance Holdings, Inc.	Delaware
AES Caribbean Investment Holdings, Ltd.	Cayman Islands
AES Cartegena Holdings BV	The Netherlands
AES Cayman Guaiba, Ltd.	Cayman Islands
AES Cayman Islands Holdings, Ltd.	Cayman Islands
AES Cayman Pampas, Ltd.	Cayman Islands
AES CC&T Holdings LLC	Delaware
AES CC&T International, Ltd.	British Virgin Islands
AES Central America Electric Light, Ltd.	Cayman Islands
AES Central American Holdings, Inc.	Delaware
AES Central American Investment Holdings, Ltd.	Cayman Islands
AES Central American Management Services, Inc.	Delaware
AES Central Asia Holdings BV	The Netherlands
AES Changuinola, S.R.L.	Panama
AES Chhattisgarh Energy Private Limited	India
AES Chigen Holdings, Ltd.	Cayman Islands
AES China Generating Co. Ltd.	Bermuda
AES China Hydropower Investment Co. Pte. Ltd.	Singapore
AES Chivor & Cia S.C.A. E.S.P.	Colombia
AES Chivor S.A.	Colombia
AES CLESA Y Compania, Sociedad en Comandita de Capital Variable	El Salvador
AES Climate Solutions Holdings I B.V.	The Netherlands
AES Climate Solutions Holdings I, LLC	Delaware
AES Climate Solutions Holdings II, LLC	Delaware
AES Climate Solutions Holdings, L.P.	Bermuda
AES Climate Solutions Holdings, LLC	Delaware
AES Columbia Power, LLC	Delaware
AES Communications Latin America, Inc.	Delaware
AES Communications, Ltd.	Cayman Islands
AES Connecticut Management, L.L.C.	Delaware
AES Coop Holdings, LLC	Delaware
AES Coral, Inc.	Delaware
AES Costa Rica Energy SRL	Costa Rica
AES Costa Rica Holdings, Ltd.	Cayman Islands
AES Deepwater, LLC	Delaware
AES Desert Power, L.L.C.	Delaware
AES Development de Argentina S.A.	Argentina
AES Disaster Relief Fund	Virginia
AES Distribuidores Salvadorenos Limitada	El Salvador
AES Distribuidores Salvadorenos Y Compania S en C de C.V.	El Salvador
AES Energy Storage Zeeland BV	The Netherlands
AES DPL Holdings, LLC	Delaware
AES DR Holdings, Ltd.	Cayman Islands
AES Drax Financing, Inc.	Delaware
AES Drax Power Finance Holdings Limited	United Kingdom
AES Eamon Theadore Holding, Inc.	Delaware
AES Eastern Wind, L.L.C.	Delaware
AES Ebute Holdings, Ltd.	Cayman Islands
AES Ecotek Europe Holdings B.V.	The Netherlands
AES Ecotek Holdings, L.L.C.	Delaware
AES EDC Holding, L.L.C.	Delaware
AES EEO Distribution, Inc.	Delaware
AES El Faro Electric Light, Ltd.	Cayman Islands
AES El Faro Generating, Ltd.	Cayman Islands
AES El Faro Generation, Inc.	Delaware
AES El Salvador Distribution Ventures, Ltd.	Cayman Islands
AES El Salvador Electric Light, LLC	Virginia
AES El Salvador Services Holding Ltda. de C.V.	El Salvador
AES El Salvador Trust	Panama
AES El Salvador, LLC	Virginia

AES El Salvador, S.A. de C.V.	El Salvador
AES Electric Ltd.	United Kingdom
AES Electroinversora Espana S.L.	Spain
AES Elpa S.A.	Brazil
AES Elsta BV	The Netherlands
AES EMEA Services EOOD	Bulgaria
AES Empresa Electrica de El Salvador Limitada de Capital Variable	El Salvador
AES Endeavor, Inc.	Delaware
AES Energia I, Ltd.	Cayman Islands
AES Energia II, Ltd.	Cayman Islands
AES Energy Developments, S.L.	Spain
AES Energy Services Inc.	Ontario
AES Energy Storage Holdings, LLC	Delaware
AES Energy Storage, LLC	Delaware
AES Energy, Ltd.	Bermuda
AES Energy, Ltd. (Argentina Branch)	Argentina
AES Engineering, LLC	Delaware
AES Engineering, Ltd.	Cayman Islands
AES ES Alamitos, LLC	Delaware
AES ES Deepwater, LLC	Delaware
AES ES Holdings, LLC	Delaware
AES ES Tait, LLC	Delaware
AES Esperanza Holdings, LLC	Delaware
AES Eurasia Enerji Yatirimlari Limited Sirketi	Turkey
AES European Holdings BV	The Netherlands
AES European Investments Cooperatief U.A.	The Netherlands
AES Finance and Development, Inc.	Delaware
AES Florestal Ltda.	Brazil
AES Fonseca Energia Limitada de C.V.	El Salvador
AES Forca, Ltd.	Cayman Islands
AES Foreign Energy Holdings, LLC	Delaware
AES Fox Hill Wind, LLC	Delaware
AES Gas Supply & Distribution Ltd.	Cayman Islands
AES GEI US Finance, Inc.	Delaware
AES Gener S.A.	Chile
AES Geo Energy 2 OOD	Bulgaria
AES GEO Energy OOD	Bulgaria
AES Global African Power (Proprietary) Limited	Republic of South Africa
AES Global Insurance Company	Vermont
AES Global Mobility Services, LLC	Delaware
AES Global Power Holdings B.V.	The Netherlands
AES GPH Holdings, Inc.	Delaware
AES Grand Dominicana, Ltd.	Cayman Islands
AES Great Britain Holdings B.V.	The Netherlands
AES Grid Stability, LLC	Delaware
AES GT Holding Pty Ltd	Australia
AES Guaiba II Empreendimentos Ltda	Brazil
AES Guayama Holdings BV	The Netherlands
AES Hawaii Management Company, Inc.	Delaware
AES Hawaii, Inc.	Delaware
AES Hellas Societe Anonyme of Energy Production and Exploitation from Renewable Sources of Energy	Greece
AES Highgrove Holdings, L.L.C.	Delaware
AES Highgrove, L.L.C.	Delaware
AES Hispanola Holdings BV	The Netherlands
AES Hispanola Holdings II BV	The Netherlands
AES Holanda Holdings C.V.	The Netherlands
AES Holdings B.V.	The Netherlands
AES Holdings B.V. - Vietnam Rep Office	Philippines
AES Holdings Brasil Ltda.	Brazil
AES Honduras Generacion, Sociedad en Comandita por Acciones de Capital Variable	Honduras
AES Honduras Generation Ventures, Ltd.	Cayman Islands
AES Honduras Holdings, Ltd.	Cayman Islands
AES Horizons Holdings BV	The Netherlands
AES Horizons Investments Limited	United Kingdom
AES Hungary Energiaszolgáltató Kft.	Hungary
AES Huntington Beach Development, L.L.C.	Delaware
AES Huntington Beach Energy, LLC	Delaware
AES Huntington Beach, L.L.C.	Delaware
AES IB Valley Corporation	India
AES- IC Ictas Enerji Uretim ve Ticaret A.S.	Turkey

AES Ilumina Holdings, LLC	Delaware
AES Ilumina Member, LLC	Delaware
AES Ilumina, LLC	Puerto Rico
AES India Holdings (Mauritius)	Mauritius
AES India, L.L.C.	Delaware
AES Indiana Holdings, L.L.C.	Delaware
AES Intercon II, Ltd.	Cayman Islands
AES Interenergy, Ltd.	Cayman Islands
AES International Holdings II, Ltd.	British Virgin Islands
AES International Holdings III, Ltd.	British Virgin Islands
AES International Holdings, Ltd.	British Virgin Islands
AES Investment Chile SpA	Chile
AES Ironwood, Inc.	Delaware
AES Isabella Holdings, Inc.	Delaware
AES Isthmus Energy, S.A.	Panama
AES Jordan Holdco Cayman Limited	Cayman Islands
AES Jordan Holdco, Ltd.	Cayman Islands
AES Jordan PSC	Jordan
AES Juniper Point Holdings, LLC	Delaware
AES K2 Limited	United Kingdom
AES Kalaeloa Venture, L.L.C.	Delaware
AES Kelanitissa (Private) Limited	Sri Lanka
AES Keystone Wind, L.L.C.	Delaware
AES Keystone, L.L.C.	Delaware
AES Khanya - Kwazulu Natal (Proprietary) Limited	South Africa
AES Khanya - Port Elizabeth (Pty) Ltd.	Republic of South Africa
AES Kilroot Generating Limited	Northern Ireland
AES Kilroot Power Limited	Northern Ireland
AES King Harbor, Inc.	Delaware
AES Kingston Holdings B.V.	The Netherlands
AES Landfill Carbon, LLC	Virginia
AES LATAM Energy Development Ltd.	Cayman Islands
AES Latin America S. de R.L.	Panama
AES Latin American Development, Ltd.	Cayman Islands
AES Laurel Mountain, LLC	Delaware
AES Levant Holdings B.V.	Netherlands
AES Levant Holdings B.V/ Jordan PSC	Jordan
AES Lion Telecom Investments B.V.	The Netherlands
AES LNG Holding II, Ltd.	Cayman Islands
AES LNG Holding III, Ltd.	Cayman Islands
AES LNG Holding IV, Ltd.	Cayman Islands
AES LNG Holding, Ltd.	Cayman Islands
AES Maastricht Holdings B.V.	The Netherlands
AES Maritza East 1 Ltd.	Bulgaria
AES Maritza East 1 Services Ltd.	Cyprus
AES Maritza East 1 Services Ltd.	Bulgaria
AES Masinloc Pte. Ltd.	Singapore
AES Mayan Holdings, S. de R.L. de C.V.	Mexico
AES Mendips Limited	England & Wales
AES Mercury Holdings, Inc.	Delaware
AES Merida B.V.	The Netherlands
AES Merida III, S. de R.L. de C.V.	Mexico
AES Merida Management Services, S. de R.L. de C.V.	Mexico
AES Merida Operaciones SRL de CV	Mexico
AES Mexican Holdings, Ltd.	Cayman Islands
AES Mexico Farms, L.L.C.	Delaware
AES MicroPlanet, Ltd.	British Virgin Islands
AES Mid East Holdings 2, Ltd.	Cayman Islands
AES Middelzee Holding B.V.	The Netherlands
AES Mid-West Wind, L.L.C.	Delaware
AES Minas PCH Ltda	Brazil
AES Mong Duong Holdings B.V.	The Netherlands
AES Mong Duong Project Holdings B.V.	The Netherlands
AES Monroe Holdings B.V.	The Netherlands
AES Mont Blanc Holdings B.V.	The Netherlands
AES Mount Vernon B.V.	The Netherlands
AES NA Central, L.L.C.	Delaware
AES Nejapa Gas Ltda. de C.V.	El Salvador
AES Nejapa Services Ltda. de C.V.	El Salvador
AES Netherlands Holdings B.V.	The Netherlands

AES New York Capital, L.L.C.	Delaware
AES New York Funding, L.L.C.	Delaware
AES New York Renewable Energy Co., L.L.C.	Delaware
AES Nigeria Barge Operations Holdings I	Cayman Islands
AES Nigeria Barge Operations Holdings II	Cayman Islands
AES Nigeria Holdings, Ltd.	Cayman Islands
AES Nile Power Finance (Uganda) Limited	Uganda
AES Nile Power Holdings Ltd.	Guernsey
AES Nile Power Ltd.	Uganda
AES Normandy Holdings B.V.	The Netherlands
AES North America Development, LLC	Delaware
AES Oasis Holdco, Inc.	Delaware
AES Oasis Ltd.	Cayman Islands
AES Oasis Mauritius Inc	Mauritius
AES Ocean LNG, Ltd.	Bahamas
AES Ocean Springs Trust Deed	Cayman Islands
AES Ocean Springs, Ltd.	Cayman Islands
AES Odyssey, L.L.C.	Delaware
AES Operadora S.A	Argentina
AES OPGC Holding	Mauritius
AES Orissa Distribution Private Limited	India
AES Overseas Holdings (Cayman) Ltd.	Cayman Islands
AES Overseas Holdings Limited	United Kingdom
AES Pacific Ocean Holdings B.V.	The Netherlands
AES Pacific, Inc.	Delaware
AES Pacific, L.L.C.	Delaware
AES Pak Holdings, Ltd.	British Virgin Islands
AES Pakistan (Pvt) Ltd.	Pakistan
AES Pakistan Operations, Ltd.	Delaware
AES Panama Energy, S.A.	Panama
AES Panama Holding, Ltd.	Cayman Islands
AES Panamá, S.R.L.	Panama
AES Parana Gas S.A.	Argentina
AES Parana Holdings, Ltd.	Cayman Islands
AES Parana IHC, Ltd.	Cayman Islands
AES Parana II Limited Partnership	Cayman Islands
AES Parana Operations S.R.L.	Argentina
AES Parana Propiedades S.A	Argentina
AES Parana Uruguay S.R.L	Uruguay
AES Pardo Holdings, Ltd.	Cayman Islands
AES Pasadena, Inc.	Delaware
AES Peru S.R.L.	Peru
AES Phil Investment Pte. Ltd.	Singapore
AES Philippine Holdings BV	The Netherlands
AES Philippines Inc.	Philippines
AES Philippines Power Partners Co. Ltd.	Philippines
AES Pirin Holdings, Ltd.	Cayman Islands
AES Platense Investments Uruguay S.C.A	Uruguay
AES Poland Wind Gdansk Holdings Sp.z o.o.	Poland
AES Poland Wind II Holdings Sp.z o.o.	Poland
AES Prachinburi Holdings B.V.	The Netherlands
AES Puerto Rico Services, Inc.	Delaware
AES Puerto Rico, Inc.	Cayman Islands
AES Puerto Rico, L.P.	Delaware
AES Red Oak, Inc.	Delaware
AES Redondo Beach, L.L.C.	Delaware
AES RES-Greek Holdings I B.V.	The Netherlands
AES RES-Greek Holdings II B.V.	The Netherlands
AES Rio PCH Ltda.	Brazil
AES Riverside Holdings, LLC	Delaware
AES SACEF Investment, LLC	Delaware
AES Saint Petersburg Holdings B.V.	The Netherlands
AES San Nicolas Holding Espana, S.L.	Spain
AES San Nicolas, Inc.	Delaware
AES Santa Branca II, Ltd.	Cayman Islands
AES SEB Holdings (Delaware), LLC	Delaware
AES SEB Holdings, Ltd.	Cayman Islands
AES Services Philippines Inc.	Philippines
AES Services, Inc.	Delaware
AES Services, Ltd.	Cayman Islands

AES Servicios America S.R. L.	Argentina
AES Servicios Electricos, S. de R.L. de C.V.	Mexico
AES Serviços TC Ltda.	Brazil
AES Shady Point, LLC	Delaware
AES Shigis Energy LLP	Kazakhstan
AES Shulbinsk GES LLP	Kazakhstan
AES Silk Road Energy LLC	Russia
AES Silk Road, Inc.	Delaware
AES Sirocco Limited	United Kingdom
AES Snowy Creek, LLC	Delaware
AES Sogrinsk TETS LLP	Kazakhstan
AES Solar Acula, S.L.	Spain
AES Solar Alcudia, S.L.	Spain
AES Solar Alhama de Granada, S.L.	Spain
AES Solar Energy B.V.	The Netherlands
AES Solar Energy Holdings B.V.	The Netherlands
AES Solar Energy, LLC	Delaware
AES Solar Espana Desarrollos, S.L.	Spain
AES Solar Espana Finance SL	Spain
AES Solar Espana I B.V.	The Netherlands
AES Solar Espana II B.V.	The Netherlands
AES Solar Espana, S.L.	Spain
AES Solar Holdings, LLC	Delaware
AES Solar Isnalloz, S.L.	Spain
AES Solar Management, Inc.	Delaware
AES Solar Pedro Martinez, S.L.	Spain
AES Solar Power PR, LLC	Puerto Rico
AES Solar Power, LLC	Delaware
AES Solar Villamesias, S.L.	Spain
AES Solarfin, S.L.	Spain
AES Solutions, LLC	Virginia
AES South Africa Peakers Holdings (Proprietary) Limited	South Africa
AES South America Holdings Cooperatief U.A.	Netherlands
AES South America Holdings I B.V.	The Netherlands
AES South America Holdings II B.V.	The Netherlands
AES South American Holdings, Ltd.	Cayman Islands
AES South Point, Ltd.	Cayman Islands
AES Southland Development, LLC	Delaware
AES Southland Energy Holdings, LLC	Delaware
AES Southland Energy, LLC	Delaware
AES Stonehaven Holding, Inc.	Delaware
AES Strategic Equipment Holdings Corporation	Delaware
AES Sul Distribuidora Gaucha de Energia S.A.	Brazil
AES Sul, L.L.C.	Delaware
AES Summit Generation Ltd.	United Kingdom
AES Swiss Lake Holdings B.V.	The Netherlands
AES Tamuin Development Services S. de R.L. de C.V.	Mexico
AES Teal Holding, Inc.	Delaware
AES Technologies Holdings, LLC	Delaware
AES Technology Holdings, LLC	Delaware
AES TEG Holdings I, LLC	Delaware
AES TEG Holdings, LLC	Delaware
AES TEG II Mexican Holdings, S. de R.L. de C.V.	Mexico
AES TEG II Mexican Investments, S. de R.L. de C.V.	Mexico
AES TEG II Operations, S. de R.L. de C.V.	Mexico
AES TEG Management, Inc.	Delaware
AES TEG Mexican Holdings, S. de R.L. de C.V.	Mexico
AES TEG Mexican Investments S. de R.L. de C.V.	Mexico
AES TEG Operations, S. de R.L. de C.V.	Mexico
AES TEG Power Investments B.V.	The Netherlands
AES TEG Power Investments II B.V.	The Netherlands
AES TEGTEP Holdings B.V.	The Netherlands
AES TEGTEP Treasury Holdings B.V.	The Netherlands
AES Tehachapi Wind, LLC	Delaware
AES TEP Holdings I, LLC	Delaware
AES TEP Holdings, LLC	Delaware
AES TEP Management, Inc.	Delaware
AES TEP Power II Investments Limited	United Kingdom
AES TEP Power Investments Limited	United Kingdom
AES Termosul Empreendimentos Ltda	Brazil

AES Termosul I, Ltd.	Cayman Islands
AES Termosul II, Ltd.	Cayman Islands
AES Terneuzen Holdings B.V.	The Netherlands
AES Terneuzen Management Services BV	The Netherlands
AES Tesoreria I S. de R.L. de C.V.	Mexico
AES Tesoreria II S. de R.L. de C.V.	Mexico
AES Texas Funding III, L.L.C.	Delaware
AES Texas Wind Holdings, LLC	Delaware
AES Thomas Holdings BV	The Netherlands
AES Tiete S.A.	Brazil
AES Tisza Holdings BV	The Netherlands
AES Trade I, Ltd.	Cayman Islands
AES Trade II, Ltd.	Cayman Islands
AES Transatlantic Holdings B.V.	The Netherlands
AES Transgas I, Ltd.	Cayman Islands
AES Transpower Private Ltd - Philippines Branch	Philippines
AES Transpower Private Ltd.	Singapore
AES Transpower Pte Ltd -- Hong Kong Branch	Hong Kong
AES Treasure Cove, Ltd.	Cayman Islands
AES Trinidad Services Unlimited	Trinidad and Tobago
AES Trust III	Delaware
AES U&K Holdings B.V.	The Netherlands
AES U.S. Holdings, LLC	Delaware
AES U.S. Investments, Inc.	Indiana
AES U.S. Solar, LLC	Delaware
AES UCH Holdings (Cayman) Ltd.	Cayman Islands
AES UCH Holdings, Ltd.	Cayman Islands
AES UK Datacenter Services Limited	United Kingdom
AES UK Holdings Limited	United Kingdom
AES UK Power Financing II Ltd	United Kingdom
AES UK Power Financing Limited	United Kingdom
AES UK Power Holdings Limited	United Kingdom
AES UK Power Limited	United Kingdom
AES UK Power, L.L.C.	Delaware
AES Union de Negocios, S.A. de C.V.	El Salvador
AES Uruguaiana Empreendimentos S.A.	Brazil
AES US Distributed Solar Holdings, LLC	Delaware
AES US Generation Holdings, LLC	Delaware
AES US Generation, LLC	Delaware
AES US Services, LLC	Delaware
AES US Wind Development, L.L.C.	Delaware
AES Ust-Kamenogorsk GES LLP	Kazakhstan
AES Ust-Kamenogorsk TETS JSC	Kazakhstan
AES Venezuela Finance	United Kingdom
AES Warrior Run, L.L.C.	Delaware
AES Western Power Holdings, L.L.C.	Delaware
AES Western Power, L.L.C.	Delaware
AES Western Wind MV Acquisition, LLC	Delaware
AES Western Wind, L.L.C.	Delaware
AES William Holding, Inc.	Delaware
AES Wilson Creek Wind, LLC	Delaware
AES Wind Bulgaria EOOD	Bulgaria
AES Wind Generation Asset Management Services Limited	United Kingdom
AES Wind Generation Limited	England & Wales
AES Wind Generation, LLC	Delaware
AES Wind Investments I B.V.	The Netherlands
AES Wind Investments II B.V.	The Netherlands
AES Wind, L.L.C.	Delaware
AES WR Limited Partnership	Delaware
AES Yucatan, S. de R.L. de C.V.	Mexico
AES ZEG Holdings B.V.	The Netherlands
AES Zephyr 2, LLC	Delaware
AES Zephyr 3, LLC	Delaware
AES Zephyr 4, L.L.C.	Delaware
AES Zephyr, Inc.	Delaware
AES-3C Maritza East 1 Ltd.	Bulgaria
AES-3C Maritza East 1 Ltd.	Cyprus
AESCom Sul Ltda.	Brazil
AESEBA Trust Deed	Cayman Islands
AES-Tisza Erõmû KFT	Hungary

AES-VCM Mong Duong Power Company Limited	Vietnam
AgCert Canada Co.	Canada
AgCert Canada Holding, Limited	Ireland
AgCert Chile Servicios Ambientales Limitada	Chile
AgCert do Brasil Soluções Ambientais Ltda.	Brazil
AgCert International, Limited	Ireland
AgCert Mexico Servicios Ambientales, Sociedade de Responsibilidad Limitada de Capital Variable	Mexico
AgCert Servicios Ambientales S.R.L.	Argentina
ALBERICH Beteiligungsverwaltungs GmbH	Austria
Alpha Water and Realty Services Corp.	Philippines
Altai Power Limited Liability Partnership	Kazakhstan
Alto Maipo SpA	Chile
Anhui Liyuan - AES Power Co., Ltd.	China
ANTURIE Beteiligungsverwaltungs GmbH	Austria
ARNIKA Beteiligungsverwaltungs GmbH	Austria
Asociados de Electricidad S.A.	Argentina
Atlantic Basin Services, Ltd.	Cayman Islands
AYAS Enerji Uretim ve Ticaret A.S.	Turkey
B.A. Services S.R.L.	Argentina
Blyton Airfield Wind Farm Limited	England & Wales
Bohemia Investments, LLC	Delaware
Branch of AES Silk Road in Kazakhstan	Kazakhstan
Bright Orient Group Ltd	British Virgin Islands
Buffalo Gap Holdings 2, LLC	Delaware
Buffalo Gap Holdings 3, L.L.C.	Delaware
Buffalo Gap Holdings 4, L.L.C.	Delaware
Buffalo Gap Holdings, LLC	Delaware
Buffalo Gap Wind Farm 2, LLC	Delaware
Buffalo Gap Wind Farm 3, L.L.C.	Delaware
Buffalo Gap Wind Farm 4, L.L.C.	Delaware
Buffalo Gap Wind Farm, LLC	Delaware
Bujia Solar, S.L.	Spain
Camille Trust	Cayman Islands
Camille, Ltd.	Cayman Islands
Cavanal Minerals, LLC	Delaware
Cayman Energy Traders	Cayman Islands
CCS Telecarrier	Cayman Islands
CDEC-SIC LTDA	Chile
CDEC-SING Ltda	Chile
Cemig II C.V.	Netherlands
Central Electricity Supply Company of Orissa Limited	India
Central Termoelectrica Guillermo Brown S.A.	Argentina
China Hydropower Development Limited	British Virgin Islands
CIA.TRANSMISORA DEL NORTE CHICO S.A.	Chile
Clean Wind Energy Ltd.	Israel
Cloghan Limited	Northern Ireland
Cloghan Point Holdings Limited	Northern Ireland
CMS Generation San Nicolas Company	Michigan
Coastal Itabo, Ltd.	Cayman Islands
Companhia Brasiliana de Energia	Brazil
Companhia Energetica de Minas Gerais	Brazil
Compania de Alumbrado Eletrico de San Salvador, S.A. DE C.V.	El Salvador
Daggett Ridge Wind Farm, LLC	Delaware
Diamond Development, Inc.	Ohio
Distribuidora Electrica de Usulutan, Sociedad Anonima de Capital Variable	El Salvador
Dominican Power Partners	Cayman Islands
DostykEnergo Limited Liability Partnership	Kazakhstan
DPL Capital Trust II	Delaware
DPL Energy Resources, Inc.	Ohio
DPL Energy, LLC	Ohio
DPL Inc.	Ohio
Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A.	Brazil
Elsta BV	The Netherlands
Elsta BV & Co. CV	The Netherlands
Eltek Elektrik Enerjisi Ýthalat Ýhracat ve Toptan Ticaret A.Þ.	Turkey
Empresa Electrica Angamos S.A.	Chile
Empresa Electrica Campiche S.A.	Chile
Empresa Electrica Cochrane S.A.	Chile
Empresa Electrica de Oriente, S.A. de C.V.	El Salvador
Empresa Electrica Guacolda S.A.	Chile

Empresa Electrica Ventanas S.A.	Chile
Empresa Generadora De Electricidad Itabo, S.A.	Dominican Republic
Empresa Salvadoreña de Energia, S.A. de C.V.	El Salvador
ENERGEN S.A.	Argentina
Energia Verde S.A.	Chile
Energia y Servicios de El Salvador, S.A. De C.V.	El Salvador
Energy Trade and Finance Corporation	Cayman Islands
Fundacion AES Dominicana, Inc.	Dominican Republic
Gasoducto GasAndes Argentina S.A.	Argentina
Gasoducto GasAndes S.A.	Chile
Gener Argentina S.A.	Argentina
Gener Blue Water, Ltd.	Cayman Islands
Genergia Power, Ltd.	Cayman Islands
GENERGIA S.A.	Chile
Global Atreo S.L.	Spain
Global Energy Holdings C.V.	The Netherlands
GNRY Holdings & Investments Limited	Israel
Goller Enerji Uretim Ltd. Sti.	Turkey
Gray Springs Vista Solar, LLC	Delaware
Greengairs East Wind Farm Limited	England & Wales
Greenhouse Gas Services, LLC	Delaware
Health and Welfare Benefit Plans LLC	Delaware
Hefei Zhongli Energy Company Ltd.	China
Hipotecaria San Miguel Limitada de Capital Variable	El Salvador
Hipotecaria Santa Ana Limitada de Capital Variable	El Salvador
Hunan Xiangci - AES Hydro Power Company Ltd.	China
Indianapolis Power & Light Company	Indiana
Indimento Inversiones, S.L.	Spain
InterAndes, S.A.	Argentina
Inversiones Cachagua Limitada	Chile
Inversiones Energia Renovable Limitada	Chile
Inversiones LK Limitada	Chile
INVERSIONES NUEVA VENTANAS S.A.	Chile
Inversiones Termoenergia de Chile Ltda.	Chile
Inversiones Zapallar Limitada	Chile
Inversora AES Americas Holding Espana SL	Spain
Inversora AES Americas S.A.	Argentina
Inversora de San Nicolas S.A.	Argentina
IPALCO Enterprises, Inc.	Indiana
IPL Funding Corporation	Indiana
Irtysh Power & Light LLP	Kazakhstan
Itabo Dominicana, Ltd.	Cayman Islands
Itabo III, S.R.L.	Dominican Republic
JBSolar Malagon, S.L.	Spain
JSC AES Ust-Kamenogorsk CHP	Kazakhstan
KA Energy OOD	Bulgaria
Kazincbarcikai Iparteruletfejleszt Kft.	Hungary
Kilroot Electric Limited	Cayman Islands
Knottingley Wind Farm Limited	England & Wales
La Plata I Empreendimentos Ltda.	Brazil
La Plata II Empreendimentos Ltda.	Brazil
La Plata II, Ltd.	British Virgin Islands
La Plata III C.V.	Netherlands
Little Waver Wind Farm Limited	England & Wales
MacGregor Park, Inc.	Ohio
Magnicon BV	The Netherlands
Masin-AES Pte. Ltd.	Singapore
Masinloc AES Partners Company Limited	Philippines
Masinloc AES Power Company Limited	Philippines
Masinloc Power Partners Co. Ltd.	Philippines
MC Squared Energy Services, LLC	Illinois
Mercury Cayman Co II, Ltda, Agencia en Chile	Chile
Mercury Cayman Co. II, Ltd.	Cayman Islands
Mercury Cayman Holdco, Ltd.	Cayman Islands
Mercury Chile I Limitada	Chile
Mercury Chile II Limitada	Chile
Miami Valley Insurance Company	Vermont
Miami Valley Leasing, Inc.	Ohio
Miami Valley Lighting, LLC	Ohio
Mid-America Capital Resources, Inc.	Indiana

Mountain Minerals, LLC	Delaware
Mountain View Power Partners IV, LLC	Delaware
Mountain View Power Partners, LLC	Delaware
Murcia Generation Holdings B.V.	Netherlands
New Caribbean Investments SRL	Dominican Republic
Norgener S.A.	Chile
North Rim Wind, LLC	Delaware
Nurenergoservice LLP	Kazakhstan
Omega SpA	Chile
Orissa Power Generation Corporation Limited	India
Ortaçað Enerji Üretim Anonim ªirketi	Turkey
Pates Hill Extension Wind Farm Limited	England & Wales
Priestgill Wind Farm Limited	England & Wales
Profilaktoriy Shulbinsky LLP	Kazakhstan
Red Mountain Ridge Wind Farm, LLC	Delaware
Remittance Processing Services, LLC	Indiana
Rep Office of AES Silk Road in Almaty	Kazakhstan
Rep Office of AES Silk Road in Bishkek	Kyrgyzstan
Rep Office of AES Silk Road in Tajikstan Republic	Tajikistan
Riverside Canal Power Company	California
Sagebrush Partner Eighteen, Inc.	California
Sagebrush Partner Nineteen, Inc.	California
Sagebrush Partner Seventeen, Inc.	California
Sand Ridge Wind Farm, LLC	Delaware
SeaWest Asset Management Services, LLC	California
SeaWest Energy Project Associates, LLC	Delaware
SeaWest Holdings, LLC	Delaware
SeaWest Northwest Asset Holdings, LLC	Delaware
SeaWest Properties, LLC	California
SeaWest Wyoming, LLC	Delaware
Seymenoba Elektrik Uretim Anonim Sirketi	Turkey
Shazia S.R.L.	Argentina
Sociedad Electrica Santiago S.A.	Chile
Southern Electric Brazil Participacoes, Ltda.	Brazil
Store Heat and Produce Energy, Inc.	Indiana
T&T Power Generation Unlimited	Trinidad and Tobago
T&T Power Holdings I, SRL	Barbados
T&T Power Holdings II, Ltd.	Cayman Islands
Tau Power BV	The Netherlands
Tecnoma Energia Solar, S.L.	Spain
Tecumseh Coal Corporation	Indiana
TEG Business Trust	Mexico
TEG/TEP Management, LLC	Delaware
TEP Business Trust	Mexico
TermoAndes S.A.	Argentina
Termoelectrica del Golfo, S. de R.L. de C.V.	Mexico
Termoelectrica Penoles, S. de R.L. de C.V.	Mexico
Terneuzen Cogen B.V.	The Netherlands
The AES Barry Foundation	United Kingdom
The Dayton Power and Light Company	Ohio
Thermo Fuels Company, Inc.	California
Tormywheel Wind Farm Limited	Scotland
Touch Estate Wind Farm Limited	England & Wales
U.S. Solar Services, LLC	Delaware
WE (Earlshaugh) Holdings Limited	United Kingdom
WE (Forse) Holdings Ltd	United Kingdom
WE (Glencalvie) Holdings Ltd	United Kingdom
WE (Hanna) Holdings Ltd	United Kingdom
WE (Hearthstanes) Holdings Ltd	United Kingdom
WE (Newfield) Holdings Ltd	United Kingdom
WE (North Rhins) Holdings Limited	United Kingdom
WE (Services) Holdings Ltd	United Kingdom
Wildwood Trust	Cayman Islands
Wind Energy (Earlshaugh) Limited	United Kingdom
Wind Energy (Forse) Limited	United Kingdom
Wind Energy (Glenmorie) Limited	United Kingdom
Wind Energy (Hanna) Limited	United Kingdom
Wind Energy (Hearthstanes) Limited	United Kingdom
Wind Energy (Newfield) Limited	United Kingdom
Wind Energy (Services) Limited	United Kingdom

Wuhu Shaoda Electric Power Development Co. Ltd.	China
Yangchun Fuyang Diesel Engine Power Co. Ltd.	China
Your Energy Holdings Limited	England & Wales
Yumrutepe Enerji Uretim Anonim Sirketi	Turkey
ZhalynEnergo, LLP	Kazakhstan